UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  June 11, 2002


                      Life Sciences Research, Inc. ("LSR")
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Maryland
------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


     33-77286                                       52-2340150
---------------------------------          -----------------------------------
   (Commission File Number)              (I.R.S.Employer Identification Number)




        Mettlers Road, East Millstone, NJ                        08875
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (732) 873-2550 Ext. 4824
                                                    -------------------------


-------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.           Other Events and Regulation FD Disclosure
------            -----------------------------------------

     At the Company's Annual Meeting of Stockholders held on June 11, 2002, stockholders voted to elect the five proposed directors for a one-year term and voted to approve the granting of the proposed warrants to acquire 410,914 shares of Voting Common Stock to Focused Healthcare Partners, LLC.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 17, 2002                     LIFE SCIENCES RESEARCH, INC.



                                      By:      /s/ Richard Michaelson
                                               --------------------------------
                                      Name:   Richard Michaelson
                                      Title:  CFO and Secretary